金道投資
www.gwtrade.hk

電話 Tel : (852)3719 9733
傳真 Fax : (852)3719 9777
電郵 Email : cs@gwtrade.hk

金道投資 (香港) 有限公司
Goldenway Investments (HK) Limited
證監會持牌法團 (中央編號 AUE 994) SFC licensed corporation (CE No.: AUE 994)

申請編號 : Application No.	
賬戶號碼 : Account No.	

公司賬戶申請表格 Corporate Account Opening Form

☐ 證券買賣 For Securities Trading ☐ 期貨買賣 For Futures Trading

公司資料 Company Information

公司名稱 (中文) Company Name (Chinese)	金道貴金屬有限公司	公司名稱 (英文) Company Name (English)	Goldenway Precious Metals Limited
註冊日期 Date of Incorporation	2007 YY 年/ 4 MM 月/ 7 DD 日)	註冊地點 Place of Incorporation	香港
香港商業登記證號碼 B.R. No. in H.K.	50549433	註冊證書號碼 C.I. No.	1331623
公司性質 Nature of Entity	Limited Company (例如:私人/公共有限公司) (i.e. Private or public limited company)	業務性質 Nature of Business	金業

聯絡資料 Contact Information

電郵 Email
(賬戶結單將以電郵方式發出，故必須填正確無誤 Statements will be sent via email. Please ensure the accuracy)

首要 Primary (1st)		備用 Alternative (2nd)	
辦公室電話 (連地區編號) Office Tel. (with area code)		辦公室傳真 (連地區編號) Fax No. (with area code)	

註冊地址 Registered Address

Room 1209, Tower One, China Hong Kong City, 33 Canton Road, Tsim Sha Tsui, Kowloon, HK

主要辦事處地址 Principal Business Address

As Above

銀行賬戶資料 Bank Account Information

(只可提供閣下名義開立的銀行賬戶作交收之用 ONLY bank account in name of applicant to be allowed for settlement)

銀行名稱 Bank Name		賬戶號碼 Account No.	
開立地點 Issue Place	☐ 香港 Hong Kong ☐ 中國 China ☐ 其他 Others (請註明 Please Specify): ____	貨幣 Currency	☐ 港幣 HKD ☐ 人民幣 RMB ☐ 美元 USD

董事資料 Director(s) Information		股東資料 Shareholder(s) Information	
全部董事姓名 Name of All Director(s)	身份證明文件號碼 Identity Card/ Passport No.	主要股東 Major Shareholders	身份證明文件號碼 Identity Card/ Passport No.
Cheung Yuen	K931859(7)	Goldenway Investments Holdings Limited	BR: 51061437
Kai Wai Lam Ricky	D248359(A)		
Huang Jian Qin	W3916714		

電話 Tel : (852)3719 9733
傳真 Fax : (852)3719 9777
電郵 Email : cs@gwtrade.hk

授權操作賬戶人資料 Authorized Person(s) Information

授權操作賬戶人 Authorized Person	1	2	3	4
姓名 Name	CHEUNG YUEN	SHIU KAYEE YVONNE		
身份證明文件號碼 Identity Card/ Passport No.	K939859(7)	K308723(9)		
聯絡電話 Contact No.	3719-9344	3719-9310		
簽名 Signature	[signature]	[signature]		

財務狀況 / 投資概況 Financial Profile / Investment Profile

法定股本 Authorized Capital	HK$1,000,000,000	發行股本 Paid-up Capital	100,000,000
資產淨值 Net Asset Value	☐ ≤ HK$1,000,000 ☐ HK$1,000,001 – HK$5,000,000 ☐ HK$5,000,001 – HK$10,000,000 ☐ HK$10,000,001 – HK$20,000,000 ☑ ≥ HK$20,000,001		
除稅後盈利 Profit after Tax	☐ ≤ HK$500,000 ☐ HK$500,001 – HK$1,000,000 ☐ HK$1,000,001 – HK$2,000,000 ☑ ≥ HK$2,000,001 ☐ 虧損，數額爲 Loss with amount at : HK$_______		
投資經驗 Investment Experience	☐ 沒有 Nil ☐ 少於1年 Less than a year ☑ 1-5年 years ☐ 5-10年 years ☐ 10年以上 More than 10 years		
曾投資產品 Experienced Products	☐ 股票 Stocks ☐ 認股/牛熊證 Warrants/CBBCs ☐ 期貨 Futures ☐ 期權 Options ☐ 外匯 Forex ☑ 貴金屬 Bullion ☐ 交易所買賣基金 ETFs ☐ 基金 Funds ☐ 債券 Bonds ☐ 其他 Others: _______		
投資目標 Investment Objectives	☐ 資本增值 Capital Appreciation ☑ 對沖 Hedging ☐ 投機 Speculation ☐ 其他 Others: _______		

相關身份披露 Disclosure of Identity

1. 客戶是否香港證監會持牌或註冊法團?
Is client a licensed or registered corporation of the Securities and Futures Commission in Hong Kong?
☐ 是 Yes (如是，請註明 If yes, please specify): ☑ 否 No
中央編號 CE No.:_______

2. 客戶是否以中介人身份操作賬戶? Is client acting as an intermediary for the account?
☐ 是 Yes (如是，請註明 If yes, please specify): ☑ 否 No
戶口最終權益擁有人(包括通過代理人或信託人而持有利益之受益人)
Ultimate beneficial owner(s), including a beneficiary holding an interest through a nominee or trust
姓名 Name:_______ 身份證明文件號碼Identity Card/ Passport No.:_______
住址 Home Address:_______

3. 客戶之任何董事、股東或授權人是否擁有本公司的證券及/或期貨賬戶?
Is any director, shareholder or authorized person of the client currently registered our Securities and /or Futures Account?
☑ 是 Yes (如是，請詳述 If yes, please specify): ☐ 否 No
證券/期貨賬號 Securities/Futures Account No.: SEE BELOW 賬戶名稱 Account Name:_______

4. 客戶之任何董事、股東或授權人士及其親屬與是否現受僱於本公司?
Does any director, shareholder or authorized person or their relatives of the client currently employed by our company?
☑ 是 Yes (如是，請詳述 If yes, please specify): ☐ 否 No
職員姓名 Staff Name: LAI WAI LAM RICKY 職位 Position: DIRECTOR 關係 Relationship:_______

5. 客戶之任何董事、股東或授權人士是否其他香港聯合交易所參與者之僱員或任何根據證券及期貨條例註冊之人士?
Is any director, shareholder or authorized person of the client an employee of any participant of The Stock Exchange of Hong Kong or a registered person under the Securities and Futures Ordinance?
☐ 是 Yes (如是，請詳述 If yes, please specify): ☑ 否 No
董事/股東/授權人姓名 Director/Shareholder/Authorized Person Name:_______
參與者名稱 Participant Name : _______ 職位 Position : _______ (中央編號 CE No.: _______)

3. 1. LAI WAI LAM RICKY
2. CHEUNG YUEN
3. TANG HAO

金道投資
www.gwtrade.hk

電話 Tel : (852)3719 9733
傳真 Fax : (852)3719 9777
電郵 Email : cs@gwtrade.hk

賬戶類別 / 特選增值服務 Account Type / Selective Service(s)			收費 Price (HKD)	
賬戶類別* Account Type	證券及期貨交易 For Securities and Futures trading	☐ 精明投資賬戶 Smart Service Account	$4.99 (每筆/張 Each order/Contract)	
	只限證券交易 For Securities trading only	☐ 專業證券賬戶 Professional Securities Account ☐ 傳統賬戶 Traditional Account	$888 (每月 Monthly) ______% (按交易金額計算 On gross trade amount)	
特選增值服務* Selective Service(s)	☐ 股票串流報價(香港及海外) Streaming Stock Quote(HK and Overseas) ☐ 股票串流報價(國內) Streaming Stock Quote(China) ☐ 財智賬戶 Smart Account ☐ 中央結算附寄結單 Stock Segregated Account with Statement (SSA)		$288 (每月 Monthly) $228 (每月 Monthly) $5 (每月 Monthly) $20 (每月 Monthly)	專業證券賬戶免費附送

* 增值服務的有關條款及細則請另見的附表 The terms and conditions of the value-added services are listed in other table.

客戶確認及簽名 Acknowledgement and Execution by Client

- 吾等謹此聲明本人為賬戶的最終權益擁有人。We, the undersigned client(s), hereby declare that I am the ultimate beneficial owner of the Account.
- 吾等確認已閱讀並明白金道投資(香港)有限公司客戶協議書《該協議書》的所有有關條款並且接受及同意受可不時被修改的該協議書之條款及條件所約束，並同意收取 貴公司之推廣信息。We hereby confirm that we have read and understood the relevant provisions of the Client Agreement ("the Agreement") of Goldenway Investments (HK) Ltd. and we accept and agree to be bound by the Agreement as the same may be amended from time to time. By the way, We agree to receive the promotion message from the Company.
- 吾等進一步確認 貴公司已經邀請本人閱讀《該協議書》內之風險披露聲明，提出相關問題及徵求獨立的意見(如吾等有此意願)。We hereby further acknowledge and confirm that We have been invited by the company to read the Risk Disclosure Statement covered in the Agreement, ask questions and take independent advice.
- 所有涉及開戶之文件均構成 貴公司與吾等就該賬戶達成的協議。The Account Opening Document, all of which form the agreement(s) made between the Company and us in relation to the Account(s).
- 吾等確定本開戶表格內所提供之一切資料乃屬真實，正確而完整。We represent that the information on this Account Opening Form is true, correct and complete and that the representations in the attached agreement(s) are accurate.
- 吾等承諾倘若吾等(客戶)資料有任何更新，修正，會立即書面通知 貴公司，否則 貴公司有權於任何情況及環境下完全信賴該等資料及聲明。We agree to notice the Company in writing if any amendment of our (the client's) personal information is made. The Company is entitled to rely fully on such information and representations for all purposes, unless it receives notice in writing of any changes.
- 吾等同意授權 貴公司可隨時聯絡有關方面（包括本人之受僱公司及往來銀行）以便 貴公司查核本開戶表格內所提供之資料之正確性。We agree to authorize the Company at any time to contact anyone (including our employing Company and bank), for the purpose of verifying the information provided in this Account Opening Form.

客戶簽名及公司印鑑 Client Signature(s) with company chop: For and on behalf of GOLDENWAY PRECIOUS METALS LIMITED 金道貴金屬有限公司 [signature] Authorized Signature(s)	客戶簽署代表人姓名及職銜 Authorized signatory's Name(s) and Title(s): LAI WAI LAM RICKY, DIRECTOR
	日期 Date:

見證客戶簽名及身份證明文件驗證 Certification of Client Signature and Identity Proof

(必須提交見證人的名片及註冊資格證書。 MUST provide name card and professional certification proof)

*必須由以下見證人填寫 MUST be filled in by witness below:

1) 金道投資(香港)有限公司之員工 Goldenway Investments (HK) Ltd's employee
2) 證監會持牌人士 SFC licensed person
3) 銀行分行經理 Branch manager of a bank
4) 太平紳士 Justice of the peace
5) 執業會計師 Certified public accountant
6) 律師或公證人 Lawyer or notary public

本人已見證及驗證上述客戶之簽名及有關其身份證明文件之正本。
I have witnessed the signature and certified the **original identity proof** of the above-named client.

*註: 如閣下未能提供見證人簽名，可選擇以遞交支票的郵寄方式進行開戶，請連同所需的證明文件副本及不少於港幣 10,000 元的劃線支票（支票抬頭為「金道投資(香港)有限公司」）寄交本公司客戶服務部進行開戶審批。(支票上之姓名必須與身份證明文件上之姓名相同，支票之簽名式樣亦必須與申請表格之簽名式樣相同。)

*Note: If you are unable to provide witness signature, you can submit the Account Opening Form by mail with a crossed cheque, please attach copies of supporting document and a **crossed cheque of NOT LESS than HKD10,000** (payable to "Goldenway Investments (HK) Limited") and mail to our Customer Service Department for certification. (Name on the cheque MUST be the same as that on the identity proof while the signature on the cheque MUST be the same as that on the Account Opening Form.)

簽名及驗證 Signed and Certified by: [signature]	職業及職銜 Occupation / Title: CSE
	執業牌照號碼 (如適用) License No. (if applicable): AXG 442
見證人姓名 Name of Witness: LAM KA YU	日期 Date: 23 SEP 2011

電話 Tel : (852)3719 9733
傳真 Fax : (852)3719 9777
電郵 Email : cs@gwtrade.hk

綜合資金管理平台 Consolidated Fund Management Platform (CFMP)		
為了讓客戶更靈活管理賬戶資金，所有客戶均享有個人之《綜合資金管理平台》賬號，客戶只需在線登入平台，即可輕鬆進行存款、取款及轉賬等綜合賬戶服務，客戶是否曾於金道集團或旗下之子公司開立《綜合資金管理平台》賬號?	☐	否，新開戶 No. New client
To provide a convenient way to manage your capital, a《Consolidated Fund Management Platform (CFMP)》account number will be assigned to all client. It's easy to deposit, withdraw and transfer your fund through our on-line platform. Have client ever created a《Consolidated Fund Management Platform (CFMP)》account number under Goldenway Group or its subsidiary companies?	☐	是，《綜合資金管理平台》賬號如下 Yes, 《Consolidated Fund Management Platform (CFMP)》account no: ____________________

僅供內部填寫 For Internal Use Only:

註冊人士之聲明 Declaration by Registered Person	
本人，以註冊人士身份，確認本人已按上述客戶選擇的語言版本，為其解釋金道投資(香港)有限公司的證券買賣條款內之風險披露聲明，並已邀請該客戶閱讀該等條款，提出問題及徵求獨立的意見(如客戶有此意願)。 I, a registered person, hereby confirm that I have explained the Risk Disclosure Statements contained in the Terms and Conditions for Securities Trading of Goldenway Investments (HK) Ltd. in the language that chosen by the mentioned client and I have invited the client to read the provisions, to ask questions and to take independent advice if client wishes.	
註冊人士簽名 Registered Person's Signature: [signature]	姓名 Name: ESCLAM KA YU 中央編號 CE Number: AXG 492 日期 Date:
公司授權及簽名 Authorized and Approved by the Company	
公司授權人士簽名 Signed by the Company's Authorized Person: For and on behalf of GOLDENWAY INVESTMENTS (HK) LIMITED 金道投資(香港)有限公司 [signature] *Authorized Signature(s)*	姓名 Name: Tony Kam Chi Leung 日期 Date: 23 SEP 2011

CE No.AUE994
Date:

Goldenway Precious Metals Limited
Room 1209 China HK City Tower 1,
TST, Kowloon, Hong Kong

Dear Sir,

Re: Supplementary to client Agreement

These modified Terms as stated below shall be considered supplementary to your client agreement ("Client Agreement") or equivalent written agreement with us, if you have no Client Agreement. In case of a conflict between a provision in these Terms and your Client Agreement with us related to your use of the Service, the provision in these modified Terms shall prevail.

(1) Notwithstanding the organization structure of your company, Goldenway Precious Metals Limited is excluded from the list of GIHKL Group as defined in the Client Agreement. Under such circumstances, all matters related to meaning of GIHKL Group are inapplicable to your company.
(2) As Goldenway Precious Metals Limited is not a licensed entity in Hong Kong, you are not allowed to open an Omnibus Account. Under this condition, the definitions stated on Part I "DEFINITIONS & INTERPRETATION" of Omnibus Account and the clause 1.4 in Part II "STANDARD TERMS" are inapplicable.
(3) For avoiding any doubts, Goldenway Precious Metals Limited only opens a Futures trading accounts with us. All terms related to Securities trading in Client Agreement are inapplicable.

Please acknowledge and accept the above terms by signing and returning to us the duplicate of this letter.

Yours faithfully,
For Goldenway Investments (HK) Limited
For and on behalf of
GOLDENWAY INVESTMENTS (HK) LIMITED
金道投資(香港)有限公司

Authorized Signature(s)

Acknowledged and accepted by:
For and on behalf of
GOLDENWAY PRECIOUS METALS LIMITED
金道貴金屬有限公司

Authorized Signature(s)

Unit 1904 19/F Chevalier Commercial Centre, 8 Wang Hoi Road, Kowloon Bay, Hong Kong.
Tel: (852) 3719 9733